UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2016

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Indenture and Senior Secured Notes due 2024

On November 29, 2016 (the “Closing Date”), EP Energy LLC (“EP Energy”), a wholly-owned subsidiary of EP Energy Corporation (NYSE: EPE), and its wholly-owned subsidiary, Everest Acquisition Finance Inc., as co-issuer (together with EP Energy, the “Issuers”), successfully completed the offering (the “Notes Offering”) of $500.0 million aggregate principal amount of 8.00% Senior Secured Notes due 2024 (“Notes”).  The Notes were offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States in compliance with Regulation S under the Securities Act.  The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The Notes were issued pursuant to an Indenture, dated as of November 29, 2016, among the Issuers, EP Energy’s wholly-owned domestic subsidiaries party thereto as subsidiary guarantors (the “Guarantors”) and Wilmington Trust, National Association, as trustee and collateral agent (the “Indenture”).  The Issuers’ obligations under the Notes and the Indenture are guaranteed by the Guarantors. The Notes and the related guarantees are senior secured obligations of the Issuers and the Guarantors.

The Notes will mature on November 29, 2024. Interest on the Notes will accrue at 8.00% per annum and will be paid semi-annually, in arrears, on May 30 and November 30 of each year, beginning May 30, 2017.

On or after November 30, 2019, the Issuers may redeem the Notes at their option, in whole at any time or in part from time to time, at the redemption prices set forth in the Indenture.  In addition, prior to November 30, 2019, the Issuers may redeem the Notes at their option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any.  Notwithstanding the foregoing, at any time and from time to time on or prior to November 30 2019, the Issuers may redeem in the aggregate up to 35% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional notes) in an aggregate amount equal to the net cash proceeds of one or more equity offerings at a redemption price equal to 108.000%, plus accrued and unpaid interest, if any, so long as at least 50% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional notes) remains outstanding after each such redemption.

The Indenture contains covenants that limit the Issuers’ and their restricted subsidiaries’ ability to, among other things:  (i) incur or guarantee additional indebtedness or issue certain preferred shares; (ii) make dividend payments on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create liens on assets to secure debt; (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; and (vii) enter into certain transactions with its affiliates.  These covenants are subject to a number of important limitations and exceptions.  Additionally, upon the occurrence of specified change of control events, the Issuers must offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.  The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

Additional Priority Lien Intercreditor Agreement

On November 29, 2016, JPMorgan Chase Bank, N.A., as RBL facility agent (the “RBL Facility Agent”) and applicable first lien agent, Wilmington Trust, National Association, as notes facility agent (the “Notes Facility Agent”) and applicable second lien agent, the Issuers and the Guarantors entered into an intercreditor agreement (the “Additional Priority Lien Intercreditor Agreement”). The Additional Priority Lien Intercreditor Agreement governs the relative rights of the secured parties under the Notes and the RBL

Facility (as defined in the Additional Priority Lien Intercreditor Agreement) in respect of the Issuers’ and Guarantors’ assets securing the Issuers’ obligations under the Notes and the RBL Facility and certain other matters relating to the administration and enforcement of security interests. Pursuant to the terms of the Additional Priority Lien Intercreditor Agreement, until the occurrence of certain events described in the Additional Priority Lien Intercreditor Agreement, the RBL Facility Agent controls substantially all matters related to the collateral securing the Notes.

Joinder to the Priority Lien Intercreditor Agreement

On November 29, 2016, the Notes Facility Agent entered into a joinder agreement to the Priority Lien Intercreditor Agreement (the “Joinder to the Priority Lien Intercreditor Agreement”), dated as of August 24, 2016, among JPMorgan Chase Bank, N.A., as RBL Facility Agent and applicable first lien agent, Citibank, N.A., as term facility agent and applicable second lien agent, EP Energy and the subsidiaries of EP Energy party thereto (the “Priority Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Priority Lien Intercreditor Agreement, the Notes Facility Agent became a party to and agreed to be bound by the terms of the Priority Lien Intercreditor Agreement as an other first-priority lien obligations agent, as if it had originally been party to the Priority Lien Intercreditor Agreement as such. The Priority Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Issuers’ and Guarantors’ assets securing (i) the Notes and the RBL Facility on the one hand and (ii) the terms loans (the “Priority Lien Term Loans”) incurred under the Term Loan Agreement, dated as of August 24, 2016, by and among EP Energy, as the borrower, the lenders party thereto and Citibank, N.A., as administrative agent, on the other hand.

Joinder to the Senior Lien Intercreditor Agreement

On November 29, 2016, the Notes Facility Agent entered into a joinder agreement to the Amended and Restated Senior Lien Intercreditor Agreement (the “Joinder to the Senior Lien Intercreditor Agreement”), dated as of August 24, 2016, among JPMorgan Chase Bank, N.A., as RBL Facility Agent and applicable first lien agent, Citibank, N.A., as term facility agent and applicable second lien agent, Citibank, N.A., as priority lien term facility agent, EP Energy and the subsidiaries of EP Energy party thereto (the “Senior Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Senior Lien Intercreditor Agreement, the Notes Facility Agent became a party to and agreed to be bound by the terms of the Senior Lien Intercreditor Agreement as an other first-priority lien obligations agent, as if it had originally been party to Senior Lien Intercreditor Agreement as such. The Senior Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Issuers’ and Guarantors’ assets securing (i) the Notes, the RBL Facility and the Priority Lien Term Loans on the one hand and (ii) the term loans incurred under the Term Loan Agreement, dated as of April 24, 2012 and as further amended on or prior to August 24, 2016, by and among EP Energy, as the borrower, the lenders party thereto and Citibank, N.A., as administrative agent, on the other hand.

Collateral Agreement

On November 29, 2016, the Issuers, the Guarantors and Wilmington Trust, National Association, as collateral agent (the “Collateral Agent”), entered into a Collateral Agreement, dated and effective as of November 29, 2016 (the “Collateral Agreement”).

Pursuant to the Collateral Agreement, the Issuers and the Guarantors pledged all of the collateral that secures the borrowings under the RBL Facility, other than the Non-RBL Priority Collateral (as defined below) and the capital stock of EP Energy, to secure their obligations under the Notes.

Pledge Agreement

On November 29, 2016, the Issuers, the Guarantors and the Collateral Agent, entered into a Pledge Agreement, dated and effective as of November 29, 2016 (the “Pledge Agreement”).

Pursuant to the Pledge Agreement, the Notes are secured by the capital stock of first-tier foreign subsidiaries that are owned by the Issuers or any Guarantor (the “Non-RBL Priority Collateral”). As of the Closing Date, the Issuers and the Guarantors did not own any Non-RBL Priority Collateral.

The foregoing summary is qualified in its entirety by reference to the Indenture, the Additional Priority Lien Intercreditor Agreement, the Joinder to the Priority Lien Intercreditor Agreement, the Joinder to the Senior Lien Intercreditor Agreement, the Collateral Agreement and the Pledge Agreement, attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4, 10.4 and 10.5, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01                   Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

4.1

Indenture, dated as of November 29, 2016, by and among EP Energy LLC, Everest Acquisition Finance Inc., the Guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

10.1

Additional Priority Lien Intercreditor Agreement, dated as of November 29, 2016, by and among JPMorgan Chase Bank, N.A., as RBL Facility Agent and Applicable First Lien Agent, Wilmington Trust, National Association, as Notes Facility Agent and Applicable Second Lien Agent, EP Energy LLC and the Subsidiaries of EP Energy LLC named therein.

10.2

Consent and Acknowledgement, dated as of November 29, 2016, by Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Citibank, N.A., as Applicable Second Lien Agent, and EP Energy LLC, with respect to the Priority Lien Intercreditor Agreement dated as of August 24, 2016.

10.3

Consent and Acknowledgement, dated as of November 29, 2016, by Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Citibank, N.A., as Applicable Second Lien Agent, and EP Energy LLC, with respect to the Amended and Restated Senior Lien Intercreditor Agreement dated as of August 24, 2016.

10.4	Collateral Agreement, dated as of November 29, 2016, by and among EP Energy LLC, the Subsidiaries of EP Energy LLC party thereto and Wilmington Trust, National Association, as collateral agent.
10.5	Pledge Agreement, dated as of November 29, 2016, by and among EP Energy LLC, the Subsidiaries of EP Energy LLC party thereto and Wilmington Trust, National Association, as collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 30, 2016

EP ENERGY LLC

By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and
Chief Financial Officer

EP ENERGY CORPORATION

By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Indenture, dated as of November 29, 2016, by and among EP Energy LLC, Everest Acquisition Finance Inc., the Guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent.

10.1

Additional Priority Lien Intercreditor Agreement, dated as of November 29, 2016, by and among JPMorgan Chase Bank, N.A., as RBL Facility Agent and Applicable First Lien Agent, Wilmington Trust, National Association, as Notes Facility Agent and Applicable Second Lien Agent, EP Energy LLC and the Subsidiaries of EP Energy LLC named therein.

10.2

Consent and Acknowledgement, dated as of November 29, 2016, by Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Citibank, N.A., as Applicable Second Lien Agent, and EP Energy LLC, with respect to the Priority Lien Intercreditor Agreement dated as of August 24, 2016.

10.3

Consent and Acknowledgement, dated as of November 29, 2016, by Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Citibank, N.A., as Applicable Second Lien Agent, and EP Energy LLC, with respect to the Amended and Restated Senior Lien Intercreditor Agreement dated as of August 24, 2016.

10.4	Collateral Agreement, dated as of November 29, 2016, by and among EP Energy LLC, the Subsidiaries of EP Energy LLC party thereto and Wilmington Trust, National Association, as collateral agent.
10.5	Pledge Agreement, dated as of November 29, 2016, by and among EP Energy LLC, the Subsidiaries of EP Energy LLC party thereto and Wilmington Trust, National Association, as collateral agent.